UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 26, 2005

SALISBURY BANCORP, INC. (Exact name of registrant as specified in charter)

Connecticut (State or other jurisdiction of incorporation)	0-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039-1868 (zip code)

Registrant's telephone number, including area code: (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.     Other Events.

Item 8.01. Other Events

        On August 26, 2005, the Board of Directors of Salisbury Bancorp, Inc. (the “Company”) declared a $0.25 per share cash dividend to be paid on October 28, 2005 to shareholders of record September 30, 2005.

Section 9.     Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit Index

99.1 Press Release dated August 29, 2005.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: August 29, 2005	SALISBURY BANCORP, INC. By: /s/ John F. Perotti John F. Perotti, Chairman and Chief Executive Officer